Derivative Financial Instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments

9. DERIVATIVE FINANCIAL INSTRUMENTS

The Company periodically enters into swap agreements to mitigate its exposure to fluctuations in the price of diesel fuel and natural gas. Such derivatives are generally designated as cash flow hedges and are usually recognized in the Consolidated Balance Sheets at fair value.

Diesel Fuel Risk. The Company’s products are delivered by independent freight carriers. Generally, such carriers charge the Company a basic rate per mile, but that rate is usually subject to a mileage surcharge that may be triggered if the price of diesel fuel increases. To manage the fluctuations in such prices, in Fiscal 2014, the Company entered into a variable to fixed rate commodity swap agreement with a financial counterparty that hedged approximately 60% of its diesel fuel requirements. The hedge agreement was not entered into for speculative purposes. Instead, it was entered into to mitigate the variability in monthly cash flows attributable to fuel surcharge rates related to changes in U.S. No 2 Diesel Retail prices. The hedging instruments consisted of a series of financially settled fixed forward contracts with varying expiration dates, none of which exceeded twelve months. The net amounts were settled monthly and the amounts paid or received each month were recorded as adjustments to freight expense. The effective changes in fair value were recorded in Accumulated Other Comprehensive Income (Loss) (“AOCI”), a component of shareholders equity.

Natural Gas Risk. The Company’s natural gas is sourced from multiple providers. In Fiscal 2014, the Company entered into a series of variable to fixed rate commodity swap agreements with a financial counterparty that hedged approximately 40% of its natural gas requirements. The hedge agreements were not entered into for speculative purposes. Instead, they were entered into to mitigate the variability in monthly cash flows attributable to changes in NYMEX (New York Mercantile Exchange) pricing. The hedging instruments consisted of a series of financially settled fixed forward contracts with varying expiration dates, none of which exceeded twelve months. The net amounts were settled monthly and the amounts paid or received each month were recorded as adjustments to utilities expense. The effective changes in fair value were recorded in AOCI, a component of shareholders equity.

No diesel fuel or natural gas hedge agreements were entered into during Fiscal 2016 or Fiscal 2015, and none were outstanding at December 31, 2016 or January 2, 2016. As a result, there were no amounts in AOCI related to diesel fuel or natural gas hedge agreements at December 31, 2016 or January 2, 2016.

The effects of derivative instruments on the consolidated statements of operations for Fiscal 2015 and Fiscal 2014 are as follows:

	Gain (loss) Recognized in OCI		Loss Reclassified from AOCI into Income
	Fiscal 2015	Fiscal 2014	Fiscal 2015	Fiscal 2014
Diesel fuel swap	$2,002	$(2,002)	$(2,946)	$(64)
Natural gas swap	292	(292)	(427)	(87)

	$2,294	$(2,294)	$(3,373)	$(151)

The effect of the diesel fuel swap is recorded in Distribution expenses and the effect of the natural gas swap is recorded in Cost of goods sold. There was no tax impact of such derivatives on the consolidated financial statements.